UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 27, 2005


                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-120274-06             13-3387389
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

        85 Broad Street
     New York, New York                                         10004
(Address of Principal Executive Offices)                     (Zip Code)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2005-1F Mortgage Pass-Through Certificates, Series 2005-1F pursuant to the terms of the Master Servicing and Trust Agreement, dated as of January 1, 2005 among GS Mortgage Securities Corp., as depositor, JPMorgan Chase Bank, N.A., as Securities Administrator, Custodian, and Master Servicer, and Wachovia Bank, N.A., as Trustee.

 On December 27, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             GSR MORTGAGE LOAN TRUST 2005-1F
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1F

             JPMorgan Chase Bank, N.A., Securities Administrator,
               Custodian, and Master Servicer under the Agreement referred to herein

            By: /s/  Annette Marsula
                     ----------------------------------------------
                     Annette Marsula
                     Vice President

Date: January 3, 2006

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         December 27, 2005

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2005


                      GSR Mortgage Loan Trust Series 2005-1F
                         Statement To Certificateholders
                                  December 27, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original      Beginning                                                                                Ending
                Face        Principal                                                     Realized      Deferred     Principal
Class          Value        Balance        Principal        Interest          Total       Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA1        79,000,000.00   67,402,351.03     538,184.16     308,927.44      847,111.60     0.00          0.00        66,864,166.87
IA2        17,489,000.00   17,489,000.00           0.00      80,157.92       80,157.92     0.00          0.00        17,489,000.00
IA3        10,790,000.00   10,790,000.00           0.00      49,454.17       49,454.17     0.00          0.00        10,790,000.00
IA4        25,439,000.00   22,978,306.54     347,833.31     105,317.24      453,150.55     0.00          0.00        22,630,473.23
IA5        19,857,000.00   19,857,000.00           0.00      91,011.25       91,011.25     0.00          0.00        19,857,000.00
IA6        24,080,000.00   24,080,000.00           0.00     110,366.67      110,366.67     0.00          0.00        24,080,000.00
IA7        38,617,000.00   29,480,044.49     190,350.85     135,116.87      325,467.72     0.00          0.00        29,289,693.64
IA8           345,000.00      345,000.00           0.00       1,581.25        1,581.25     0.00          0.00           345,000.00
IA9           369,000.00      369,000.00           0.00       1,691.25        1,691.25     0.00          0.00           369,000.00
IIA1      145,000,000.00  109,928,768.17   2,356,418.30     549,643.84    2,906,062.14     0.00          0.00       107,572,349.87
IIA2       32,302,000.00   32,302,000.00           0.00     161,510.00      161,510.00     0.00          0.00        32,302,000.00
IIA3       19,700,000.00   19,700,000.00           0.00      98,500.00       98,500.00     0.00          0.00        19,700,000.00
IIIA1     143,000,000.00  119,837,680.80   2,326,778.13     424,425.12    2,751,203.25     0.00          0.00       117,510,902.67
IIIA3      56,327,000.00   25,572,890.65     503,552.70           0.00      503,552.70     0.00    127,864.45        25,197,202.40
IVA1       57,599,000.00   40,102,525.89     519,551.92     150,092.06      669,643.98     0.00          0.00        39,582,973.97
AP          1,000,989.00      979,315.23       1,208.36           0.00        1,208.36     0.00          0.00           978,106.87
B1          9,685,000.00    9,588,908.92       9,975.28      48,019.27       57,994.55     0.00          0.00         9,578,933.64
B2          4,150,000.00    4,108,825.19       4,274.38      20,576.14       24,850.52     0.00          0.00         4,104,550.81
B3          2,767,000.00    2,739,546.80       2,849.93      13,719.08       16,569.01     0.00          0.00         2,736,696.87
B4          1,383,000.00    1,369,278.36       1,424.45       6,857.06        8,281.51     0.00          0.00         1,367,853.91
B5          1,729,000.00    1,711,845.50       1,780.82       8,572.57       10,353.39     0.00          0.00         1,710,064.68
B6          1,038,251.00    1,027,949.85       1,069.37       5,147.76        6,217.13     0.00          0.00         1,026,880.48
R                   0.00            0.00           0.00           0.00            0.00     0.00          0.00                 0.00
TOTALS    691,667,240.00  561,760,237.42   6,805,251.96   2,370,686.96    9,175,938.92     0.00    127,864.45       555,082,849.91
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning                                                                                  Ending
             Face           Notional                                                       Realized      Deferred     Notional
Class        Value          Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IIIA2     41,708,333.00     34,952,656.90      0.00        174,763.28     174,763.28         0.00          0.00     34,274,013.28
IVA2      57,599,000.00     40,102,525.89      0.00        117,258.11     117,258.11         0.00          0.00     39,582,973.97
AX           149,363.00        127,359.74      0.00            902.13         902.13         0.00          0.00        127,007.88
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Current
                        Beginning                                                        Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                      Rate (%)
---------------------------------------------------------------------------------------------------------  ------------------------
IA1       36242DUV3       853.19431684     6.81245772      3.91047392    10.72293165       846.38185911      IA1        5.500000 %
IA2       36242DUW1     1,000.00000000     0.00000000      4.58333352     4.58333352     1,000.00000000      IA2        5.500000 %
IA3       36242DUX9     1,000.00000000     0.00000000      4.58333364     4.58333364     1,000.00000000      IA3        5.500000 %
IA4       36242DUY7       903.27082590    13.67323047      4.13999135    17.81322182       889.59759542      IA4        5.500000 %
IA5       36242DUZ4     1,000.00000000     0.00000000      4.58333333     4.58333333     1,000.00000000      IA5        5.500000 %
IA6       36242DVA8     1,000.00000000     0.00000000      4.58333347     4.58333347     1,000.00000000      IA6        5.500000 %
IA7       36242DVB6       763.39551208     4.92919828      3.49889608     8.42809436       758.46631380      IA7        5.500000 %
IA8       36242DVC4     1,000.00000000     0.00000000      4.58333333     4.58333333     1,000.00000000      IA8        5.500000 %
IA9       36242DWL3     1,000.00000000     0.00000000      4.58333333     4.58333333     1,000.00000000      IA9        5.500000 %
IIA1      36242DVD2       758.12943566    16.25116069      3.79064717    20.04180786       741.87827497      IIA1       6.000000 %
IIA2      36242DVE0     1,000.00000000     0.00000000      5.00000000     5.00000000     1,000.00000000      IIA2       6.000000 %
IIA3      36242DVF7     1,000.00000000     0.00000000      5.00000000     5.00000000     1,000.00000000      IIA3       6.000000 %
IIIA1     36242DVG5       838.02573986    16.27117573      2.96800783    19.23918357       821.75456413      IIIA1      4.250000 %
IIIA3     36242DVJ9       454.00768104     8.93981039      0.00000000     8.93981039       447.33790900      IIIA3      6.000000 %
IVA1      36242DVK6       696.23649525     9.02015521      2.60581017    11.62596538       687.21634004      IVA1       4.491250 %
AP        36242DVN0       978.34764418     1.20716611      0.00000000     1.20716611       977.14047807      AP         0.000000 %
B1        36242DVP5       990.07836035     1.02997212      4.95810738     5.98807950       989.04838823      B1         6.009351 %
B2        36242DVQ3       990.07835904     1.02997108      4.95810602     5.98807711       989.04838795      B2         6.009351 %
B3        36242DVR1       990.07835201     1.02997109      4.95810625     5.98807734       989.04838092      B3         6.009351 %
B4        36242DVS9       990.07835141     1.02997108      4.95810557     5.98807664       989.04838033      B4         6.009351 %
B5        36242DVT7       990.07836900     1.02997108      4.95810873     5.98807981       989.04839792      B5         6.009351 %
B6        36242DVU4       990.07836255     1.02997252      4.95810743     5.98807995       989.04839003      B6         6.009351 %
TOTALS                    812.18280256     9.83891034      3.42749638    13.26640672       802.52875633
---------------------------------------------------------------------------------------------------------  ------------------------
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                      Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     CUSIP          Notional          Principal       Interest       Total         Notional                      Rate (%)
---------------------------------------------------------------------------------------------------------  ------------------------
IIIA2     36242DVH3    838.02574656      0.00000000      4.19012862      4.19012862    821.75457072          IIIA2       6.000000 %
IVA2      36242DVL4    696.23649525      0.00000000      2.03576642      2.03576642    687.21634004          IVA2        3.508750 %
AX        36242DVM2    852.68600657      0.00000000      6.03984923      6.03984923    850.33026921          AX          8.500000 %
---------------------------------------------------------------------------------------------------------  ------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Michael O Bullen
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                                     4 NYP,
                               New York, New York
                    Tel: -212 623-4506 / Fax: -212 623-5931
                      Email: michael.o.bullen@jpmchase.com
                     ---------------------------------------

Sec. 4.01(ii)             Aggregate Beginning Scheduled Principal Balance of Each Collateral Group
                                                      Collateral Group 1                                            199,435,741.36
                                                      Collateral Group 2                                            167,963,578.48
                                                      Collateral Group 3                                            151,521,747.60
                                                      Collateral Group 4                                            41,859,853.17
                                                      Collateral Group P                                            979,316.06

Sec. 4.01(ii)             Aggregate Ending Scheduled Principal Balance of Each Collateral Group
                                                      Collateral Group 1                                            198,352,472.98
                                                      Collateral Group 2                                            165,600,967.37
                                                      Collateral Group 3                                            148,813,628.55
                                                      Collateral Group 4                                            41,337,672.34
                                                      Collateral Group P                                            978,107.71

Sec. 4.01(ii)             Scheduled Principal for Each Collateral Group
                                                      Collateral Group 1                                            207,088.94
                                                      Collateral Group 2                                            172,418.24
                                                      Collateral Group 3                                            140,153.36
                                                      Collateral Group 4                                            62,621.07
                                                      Collateral Group P                                            1,191.78

Sec. 4.01(ii)             Principal Prepayments for Each Collateral Group
                                                      Collateral Group 1                                            876,179.42
                                                      Collateral Group 2                                            2,190,192.87
                                                      Collateral Group 3                                            2,567,965.69
                                                      Collateral Group 4                                            459,559.76
                                                      Collateral Group P                                            16.58

Sec. 4.01(ii)             CPR for Each Collateral Group
                                                      Collateral Group 1                                            5.151631%
                                                      Collateral Group 2                                            14.586699%
                                                      Collateral Group 3                                            18.560410%
                                                      Collateral Group 4                                            12.424637%
                                                      Collateral Group P                                            0.020339%

Sec. 4.01(iii)            Available Distribution                                                                    9,468,862.45
                                                      Aggregate Principal Distribution Amount                       6,677,387.71
                                                      Principal Prepayment Amount                                   6,093,914.32

Sec. 4.01(v)              Unscheduled Principal By Categories
                                                      Payoffs                                                       6,009,140.25
                                                      Principal Prepayments                                         84,774.07
                                                      Liquidation Proceeds                                          0.00
                                                      Condemnation Proceeds                                         0.00
                                                      Insurance Proceeds                                            0.00

Sec. 4.01(vi)             Interest Payment
                                                      Class IA1
                                                                 Accrued and Paid for Current Month                 308,927.44
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class IA2
                                                                 Accrued and Paid for Current Month                 80,157.92
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class IA3
                                                                 Accrued and Paid for Current Month                 49,454.17
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class IA4
                                                                 Accrued and Paid for Current Month                 105,317.24
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class IA5
                                                                 Accrued and Paid for Current Month                 91,011.25
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class IA6
                                                                 Accrued and Paid for Current Month                 110,366.67
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class IA7
                                                                 Accrued and Paid for Current Month                 135,116.87
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class IA8
                                                                 Accrued and Paid for Current Month                 1,581.25
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class IA9
                                                                 Accrued and Paid for Current Month                 1,691.25
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class IIA1
                                                                 Accrued and Paid for Current Month                 549,643.84
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class IIA2
                                                                 Accrued and Paid for Current Month                 161,510.00
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class IIA3
                                                                 Accrued and Paid for Current Month                 98,500.00
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class IIIA1
                                                                 Accrued and Paid for Current Month                 424,425.12
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class IIIA2
                                                                 Accrued and Paid for Current Month                 174,763.28
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class IIIA3
                                                                 Accrued and Paid for Current Month                 0.00
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class IVA1
                                                                 Accrued and Paid for Current Month                 150,092.06
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class IVA2
                                                                 Accrued and Paid for Current Month                 117,258.11
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class AX
                                                                 Accrued and Paid for Current Month                 902.13
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class B1
                                                                 Accrued and Paid for Current Month                 48,019.27
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class B2
                                                                 Accrued and Paid for Current Month                 20,576.14
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class B3
                                                                 Accrued and Paid for Current Month                 13,719.08
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class B4
                                                                 Accrued and Paid for Current Month                 6,857.06
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class B5
                                                                 Accrued and Paid for Current Month                 8,572.57
                                                                 Accrued and Paid from Prior Months                 0.00
                                                      Class B6
                                                                 Accrued and Paid for Current Month                 5,147.76
                                                                 Accrued and Paid from Prior Months                 0.00


Sec. 4.01(vii)            Servicing Fees
                                                      Servicer Fee Paid                                             117,401.12

Sec. 4.01(viii)           Monthly Advances
                                                      Current Period Advances                                       2,665,204.22
                                                      Current Period Reimbursed Advances                            0.00
                                                      Aggregate Unreimbursed Advances                               30,146,543.37

Sec. 4.01(ix)             Advances by Master Servicer or Securities Administrator
                                                      Current Period Advances                                       0.00
                                                      Current Period Reimbursed Advances                            0.00
                                                      Aggregate Unreimbursed Advances                               0.00


Sec. 4.01(xi)                                         Number of Outstanding Mortgage Loans                          1,141
                                                      Balance of Outstanding Mortgage Loans                         555,082,848.95

                               PLEASE NOTE:
                               More detailed information regarding the mortgage loans, including the percentage of mortgage loans in the transaction affected by Hurricane Katrina, can be viewed at:
                               http://www.absnet.net/subscribe/gsdata.asp
                               The information will be posted at such time as it becomes available.

Sec. 4.01(xii)            Number and Balance of Delinquent Loans
                               Delinquency Totals
                               Group Totals
                               Period              Number                 Principal Balance            Percentage
                               0-29 days                  1,132             551,827,135.22             99.41 %
                               30-59 days                     6               1,967,462.36             0.35 %
                               60-89 days                     2                 932,878.75             0.17 %
                               90-119 days                    0                       0.00             0.00 %
                               120+ days                      0                       0.00             0.00 %
                               Total                      1,140             554,727,476.33             99.94 %
Sec. 4.01(xii)            Number and Balance of Loans in Bankruptcy
                               Bankruptcy Totals
                               Number of             Principal         Percentage
                               Loans                 Balance
                                          1            355,372.62             0.06%

Sec. 4.01(xii)            Number and Balance of Loans in Foreclosure
                               Foreclosure Totals
                               Number of            Principal          Percentage
                               Loans                Balance
                                          0                 0.00              0.00%


Sec. 4.01(xiii)           Number and Balance of REO Loans
                               REO Totals
                               Number of            Principal          Percentage
                               Loans                Balance
                                          0                0.00               0.00%


Sec. 4.01(xv)             Aggregate Principal Payment
                               Scheduled Principal                                                                   583,473.39
                               Payoffs                                                                               6,009,140.25
                               Prepayments                                                                           84,774.07
                               Liquidation Proceeds                                                                  0.00
                               Condemnation Proceeds                                                                 0.00
                               Insurance Proceeds                                                                    0.00
                               Realized Losses                                                                       0.00

                               Realized Losses Group 1                                                               0.00
                               Realized Losses Group 2                                                               0.00
                               Realized Losses Group 3                                                               0.00
                               Realized Losses Group 4                                                               0.00
                               Realized Losses Group P                                                               0.00
                               Realized Gains                                                                        0.00

                               Realized Gains Group 1                                                                0.00
                               Realized Gains Group 2                                                                0.00
                               Realized Gains Group 3                                                                0.00
                               Realized Gains Group 4                                                                0.00
                               Realized Gains Group P                                                                0.00

Sec. 4.01(xvi)            Aggregate Amount of Mortgage Loans Repurchased                                             0.00

Sec. 4.01(xvii)           Aggregate Amount of Shortfall Allocated for Current Period                                 0.00
                                                       Class IA1                                                     0.00
                                                       Class IA2                                                     0.00
                                                       Class IA3                                                     0.00
                                                       Class IA4                                                     0.00
                                                       Class IA5                                                     0.00
                                                       Class IA6                                                     0.00
                                                       Class IA7                                                     0.00
                                                       Class IA8                                                     0.00
                                                       Class IA9                                                     0.00
                                                       Class IIA1                                                    0.00
                                                       Class IIA2                                                    0.00
                                                       Class IIA3                                                    0.00
                                                       Class IIIA1                                                   0.00
                                                       Class IIIA2                                                   0.00
                                                       Class IIIA3                                                   0.00
                                                       Class IVA1                                                    0.00
                                                       Class IVA2                                                    0.00
                                                       Class B1                                                      0.00
                                                       Class B2                                                      0.00
                                                       Class B3                                                      0.00
                                                       Class B4                                                      0.00
                                                       Class B5                                                      0.00
                                                       Class B6                                                      0.00
                                                       Class AX                                                      0.00

4.01(xvii)                Compensating Interest Shortfall                                                            0.00

Sec. 4.01(xix) Group 1
                          Senior Percentage 1                                                                        96.6681%
                          Senior Prepayment Percentage 1                                                             100.0000%

                          Subordinate Percentage 1                                                                   3.3319%
                          Subordinate Prepayment Percentage 1                                                        0.0000%

Sec. 4.01(xix) Group 2
                          Senior Percentage 2                                                                        96.4083%
                          Senior Prepayment Percentage 2                                                             100.0000%

                          Subordinate Percentage 2                                                                   3.5917%
                          Subordinate Prepayment Percentage 2                                                        0.0000%

Sec. 4.01(xix) Group 3
                          Senior Percentage 3                                                                        95.9668%
                          Senior Prepayment Percentage 3                                                             100.0000%

                          Subordinate Percentage 3                                                                   4.0332%
                          Subordinate Prepayment Percentage 3                                                        0.0000%

Sec. 4.01(xix) Group 4
                          Senior Percentage 4                                                                        95.8019%
                          Senior Prepayment Percentage 4                                                             100.0000%

                          Subordinate Percentage 4                                                                   4.1981%
                          Subordinate Prepayment Percentage 4                                                        0.0000%


Copyright   2005 J.P.Morgan Chase & Co. All rights reserved.